EFH Corp. Q3 2010 Investor Call October 29, 2010 Exhibit 99.2

1
Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely correlated to natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations; or any other unforeseen event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the long-term hedging program.
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.
Forward Looking Statements
Regulation G

2 Today’s Agenda Paul Keglevic Executive Vice President & CFO Financial and Operational Overview Q3 2010 Review Q&A

Factor Q3 09 Q3 10 Change
EFH Corp. GAAP net loss (80) (2,902) (2,822)
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
Unrealized commodity-related mark-to-market net (gains) losses (2) (494) (492)
Unrealized mark-to-market net (gains) losses on interest rate swaps 90 118 28
Goodwill impairment - 4,100 4,100
Debt extinguishment (gains) – 2010 debt exchanges and repurchases - (659) (659)
Reduction of income tax expense due to expected resolution of IRS tax audit for
1997-2002 - (146) (146)
Other (noncash) 2 - (2)
EFH Corp. adjusted (non-GAAP) operating income 10 17 7
Consolidated: reconciliation of GAAP net income to adjusted (non-GAAP) operating results
Q3 09 vs. Q3 10; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results - QTR
3
1
Three months ended September 30
2
Q3 09 includes $16 million (after tax) representing a write-off of rate case disallowed regulatory assets and $14 million (after tax) arising from the reversal of a use tax accrual recorded in purchase accounting related to periods prior to the October 2007 merger.

Factor
YTD
09 YTD 10 Change
EFH Corp. GAAP net income (loss) 207 (2,973) (3,180)
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
Unrealized commodity-related mark-to-market net (gains) losses (459) (1,040) (581)
Unrealized mark-to-market net (gains) losses on interest rate swaps (342) 352 694
Goodwill impairment charge 90 4,100 4,010
Debt extinguishment (gains) – 2010 debt exchanges and repurchases - (751) (751)
Reduction of income tax expense due to expected resolution of IRS tax audit for
1997-2002 - (146) (146)
Income tax charge recorded as a result of health care legislation - 8 8
Other (noncash)² 2 - (2)
EFH Corp. adjusted (non-GAAP) operating (loss) (502) (450) 52
Consolidated: reconciliation of GAAP net income to adjusted (non-GAAP) operating results
YTD¹ 09 vs. YTD 10; $ millions, after tax
1
Nine months ended September 30
2
YTD 09 includes $16 million (after tax) representing a write-off of rate case disallowed regulatory assets and $14 million (after tax) arising from the reversal of a use tax accrual recorded in purchase accounting related to periods prior to the October 2007 merger.
EFH Corp.
Adjusted (Non-GAAP) Operating Results – YTD

Consolidated key drivers of the change in (non-GAAP) operating results
Q3
¹
10 vs. Q3 09; $ millions, after tax
Description/Drivers
Better
(Worse)
Than
Q3 09
Competitive business :
Impact of new lignite-fueled generation units 98
Lower amortization of intangibles arising from purchase accounting 20
Higher retail volume driven by warmer weather and improvement in the economy 6
Lower margin from asset management and the retail business (51)
Higher fuel expense at the baseload generation units primarily due to increased transportation costs (32)
All other - net 2
Contribution margin     43
Lower costs related to outsourcing transition, new retail customer care system and other SG&A reductions 18
Lower retail bad debt expense 8
Higher net interest expense driven by lower capitalized interest due to completion of the new generation units (18)
Higher depreciation reflecting the new lignite-fueled generation units and mining facilities and ongoing investment in the generation fleet (28)
Higher operating costs related to the new generation units (17)
All other - net 4
Total improvement - Competitive business 10
Regulated business:
25
Surcharge to recover AMS deployment costs 7
Higher depreciation reflecting higher depreciation rates approved in the September rate review order and infrastructure investment (19)
Higher costs reflecting amortization of regulatory assets approved for recovery, AMS implementation and higher transmission fees (12)
(4)
Total decline – Regulated business (~80% owned by EFH Corp.) (3)
Total change in EFH Corp. adjusted (non-GAAP) operating results 7
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax) - QTR
1
Three months ended September 30
2
Competitive business consists of Competitive Electric segment and Corp. & Other.
5
Higher distribution tariffs, including the rates approved in the September 2009 rate review order
All other – net (includes noncontrolling interests)
2

Consolidated key drivers of the change in (non-GAAP) operating results
YTD  10 vs. YTD 09; $ millions, after tax
Description/Drivers
Better
(Worse)
Than
YTD 09
Competitive business :
Impact of new lignite-fueled generation units 220
Lower amortization of intangibles arising from purchase accounting 66
Higher retail volume driven by weather and improvement in the economy 26
(87)
(26)
Lower margin from asset management the retail business (15)
Contribution margin     184
Gains on sales of assets (reported in other income) 57
Lower costs related to outsourcing transition, new retail customer care system and other SG&A reductions 61
(104)
(86)
Higher operating costs related to the new generation units (46)
Higher nuclear plant maintenance due to planned and unplanned outages in 2010 (17)
All other - net (4)
Total improvement - Competitive business 45
Regulated business:
57
Higher average consumption driven by the effect of weather 35
Surcharge to recover AMS deployment costs 26
Higher depreciation reflecting higher depreciation rates approved in the September rate review order and infrastructure investment (66)
Higher costs reflecting amortization of regulatory assets approved for recovery, AMS implementation and higher transmission fees (40)
All other – net (includes noncontrolling interests) (5)
7
Total change in EFH Corp. adjusted (non-GAAP) operating results 52
1
Nine months ended September 30
2
Competitive business consists of Competitive Electric segment and Corp. & Other.
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax) – YTD
6
1
    Higher fuel expense at the baseload generation units primarily due to increased transportation costs
Lower production from baseload generation units
     Higher depreciation reflecting the new lignite-fueled generation units and mining facilities and ongoing investment in the generation fleet
Higher net interest expense driven by lower capitalized interest due to completion of the new generation units
Higher distribution tariffs, including the rates approved in the September 2009 rate review order
Total improvement – Regulated business (~80% owned by EFH Corp.)
2

EFH Corp. Adjusted EBITDA (Non-GAAP)
YTD 10
YTD 09
4,157
3,819
1
See Appendix for Regulation G reconciliations and definition.  Includes $(1) million, $7 million, $15 million and $23 million in Q3 09, Q3 10, YTD 09 and YTD 10, respectively, of Corp. &
Other Adjusted EBITDA.
2
Three months ended September 30
3
Nine months ended September 30
EFH Corp. Adjusted EBITDA (non-GAAP)¹
Q3² 09 vs. Q3 10 and YTD³ 09 vs. YTD 10; $ millions
Q3 10 Q3 09
1,592
1,512
1,109
1,086
476
427
2,940
2,760
1,194
1,044
5%
11%
2%
14%
9%
7%
TCEH
Oncor
Q3 and YTD 10 performance was largely driven by the same key drivers impacting adjusted (non-
GAAP) operating results.

8 8
Luminant Operational Results
Nuclear-fueled generation; GWh
Coal-fueled generation; GWh
3,691
YTD 10
Nuclear YTD production impacted by Q2 2010
refueling outage and main transformer replacement
Q3 09
12,209
2
15,445
1 Variance does not include generation from Sandow 5 and Oak Grove 1 & 2.
2 Coal-fueled generation includes 94 GWh of generation from Sandow 5 and Oak Grove 1
Sandow 5 & Oak Grove
Legacy coal-fueled plants
Coal-fueled fleet benefiting from new coal-fueled units
Q3 10 Q3 09
5,219
15,512
4%
YTD
YTD 09 YTD 10
14,841
5,302
8,494
40,743
Q3 10
YTD 09
3%
QTR
2%
YTD
2%
QTR
Q3 10 Results
Continued strong safety focus and
results
Solid Nuclear performance
New coal-fueled units added 3.7 TWh
in Q3 2010 (8.5 TWh YTD)
Generation from legacy coal-fueled
plants was lower due to higher
unplanned outages, derates (214
MWh) and economic backdown (147
MWh)
1
1
32,914
2

TXU Energy Operational Results

Q3 10 Results
Higher residential sales volumes
driven by warmer weather partially
offset by lower customer counts
Business load growth attributable
to new customers and slightly
improved economy
Lower residential customer counts
reflect competitive activity in the
marketplace
Continued strong competitive activity
Volume increases due to weather and improved economy
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1,830
1,800
1
SMB – small business
2
LCI - large commercial and industrial
3
Latest twelve months
YTD 09
SMB
LCI
Residential
Q3 09
15,995
39,445
Q3 09 Q2 10
4%
LTM
4%
YTD
23,040
9,348
11,738
4,049
2,598
6,392
Q3 10 Q3 10
1,800
1,876
2%
QTR
22,312
10,905
6,228
9,473
4,294
2,417
41,170
16,184
Q3 10
YTD 10
1%
QTR
1
2
3

18,602
19,346
49,593
51,145
30,596
33,610
14,133
13,415
Oncor Operational Results
Electric energy billed volumes; GWh
Q3 10
Q3 09 Q3 10
Volume increases due to weather and improved economy
Demand
growth
below ERCOT estimated CAGR of 1.9%
Q3 10 Results
Higher residential energy volumes
due to warmer weather in Q3 10
compared to Q3 09
Higher SMB and LCI
1
energy
volumes due to a slightly improved
economy
Execution of AMS plan – ~260,000
advanced meters installed during
Q3 10; over 1.3 million installed
through September 2010
All CREZ-related Certificates of
Convenience and Necessity (CCN)
filed with the Public Utility
Commission of Texas (10 of 14
approved)
1
SMB – small business; LCI – large commercial and industrial
2
Latest twelve months
3
ERCOT’s peak demand growth per May CDR for the period of 2010 to 2015
Residential
SMB & LCI
32,017
3,142
3,167
1%
LTM
Electricity distribution points of delivery
End of period, thousands of meters
Q3 10 Q2 10
3,159
3,167
33,479
80,189
84,755
5%
QTR
6%
YTD
Q3 09
YTD 09 YTD 10
2
1
3

2,700
2,620
1,250
840
410
80
652
Facility Limit LOCs/Cash Borrowings Availability
EFH Corp. Liquidity Management
11
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
3,682
920
3,950
1 Facility to be used for issuing letters of credit for general corporate purposes. Cash borrowings of $1.250 billion were drawn on this facility in October 2007, and except for $115 million related to a letter of credit drawn in June 2009, have been retained as restricted cash.  Outstanding letters of credit are supported by the restricted cash.
2 Facility availability includes $229 million of undrawn commitments from a subsidiary of Lehman Brothers that has filed for bankruptcy.  These funds are only available from the fronting banks and the swingline lender.
EFH Corp. (excluding Oncor) available liquidity
As of 9/30/10; $ millions
• Liquidity reflected in the table
does not include the unlimited
capacity available under the
Commodity Collateral Posting
Facility for ~435 million MMBtu
of natural gas hedges.
2
1
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated short-term needs, but will continue to monitor market conditions to ensure financial flexibility.

Current Maturity Profile
EFH Corp. debt maturities (excluding Oncor), 2010-2021 and thereafter
As of 9/30/10; $ millions
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021+
61
669
251
385
19,799
11
2,534
267
4,687
2,013
942
TCEH-Secured 1    Lien EFH Corp EFCH TCEH-LBO EFIH 1    Lien TCEH-Revolver
3,250
1,494
1,029
TCEH-Other PCRBs
October 2010 transactions (excluded from chart below):
TCEH exchange of $336 million of TCEH 15% Senior Secured Second
Lien Notes due 2021 for $423 million of TCEH Cash Pay Notes and $55 million of TCEH PIK Toggle Notes
TCEH issued $350 million of TCEH 15% Senior Secured Second Lien
Notes due 2021, Series B for cash, $290 million of which has been used to repurchase $225 million of TCEH Cash Pay Notes and $200 million of
TCEH PIK Toggle Notes
EFH Corp. repurchased $9 million of TCEH PIK Toggle Notes
$1.25 billion LOC Facility
expires in 2014
$2.70 billion Revolving Credit
Facility expires in 2013
Q3 10 exchanges and
repurchases - reduced 2014,
2015, 2016 and 2017 maturities
by $549 million, $26 million, $15
million and $3,672 million,
respectively
12
19,317
440
4,663
1,992
1,067
2,180
903
2
st st
1
1
Includes amortization of the $4.1 billion Delayed Draw Term Loan and excludes unamortized discounts and premiums.
2
Excludes the Deposit Letter of Credit Facility maturing in 2014.
Q3 10 exchanges:
•$2,180 million of EFIH 10% Senior Secured
Notes plus $500 million in cash were
exchanged for $3,594 million of EFH Corp.
Cash Pay and PIK Toggle Notes
•$455 million of EFH 10% Senior Secured
Notes were exchanged for $549 million of EFH
Corp. 5.55% Series P Notes and $25 million of
EFH PIK Toggle Notes, $25 million of EFH
Cash Pay Notes and $13 million TCEH Cash
Pay Notes

Key Drivers
2011 Est. Impact vs
2010 (millions) Assumptions
Higher Baseload
Generation
$50 - $60
3 – 4 incremental TWh from new lignite units
~$15 / MWh average incremental margin¹
Nuclear Outage
$50 - $60
2 refueling outages in 2011 vs 1 in 2010 and
related outage expenses
Mining / Expenses $60 - $70
Higher emissions control costs (~$25mm)
Higher lignite costs driven by aging deposits
Higher healthcare, pension/OPEB expenses
Commodity $200 - $300
Lower weighted average NG hedge price² of
~$0.22 - $0.25/mmbtu for ~540 mm mmbtu
Higher heat rate of ~0.10 – 0.15 on ~73 - 75 TWh³
Impact of normal weather & load related costs on
2011 asset management margins relative to 2010
Delivered PRB prices up ~$4/ton on ~14 mm tons
Retail $25 - $125
Potential decline driven by lower customer count,
price environment and normal weather in 2011
Development
$50 - $70 Reduced non-core asset sales in 2011
2010E TCEH
Adjusted EBITDA
$2,940
YTD
9/30/10
2011 TCEH Adjusted EBITDA (non-GAAP) Key Drivers
$?
Q4
1 Based on ERCOT North Hub 7X24 HSC power prices for 2011 of ~$33/MWh as of 9/30/10
2 Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions)
3 Excludes volume committed under a long term purchase contract

Illustrative for discussion purposes

2011 TCEH Open EBITDA (non-GAAP) Estimate
$800 - $1,400
2011E
1
Open EBITDA estimates assume generation is sold at market observed forward prices less production costs and retail volumes are sold at market observed retail rates and historical retail profitability percentage.  Estimates exclude all impacts of natural gas and power hedging activities, specifically the impacts of the TCEH Long-Term Hedging Program and any heat rate hedges. Additionally, this calculation includes provisions for fuel expense and O&M based on expected power generation output along with purchased power for sales to retail customers, and
SG&A based on the generation output and sales to retail customers.  See Appendix for Regulation G definition.
2
Estimated wholesale power prices for 2011 is based on average ERCOT North Hub prices as of 9/30/10.
3
Includes fuel (excluding nuclear fuel amortization), O&M and SG&A expenses
4
Based on an 10¢ / kWh average residential new offer pricing as reflected on the www.powertochoose.org and $ 2.3 billion of small and large business revenue based on trailing 12 months.
5
Calculation assumes a 35% overall tax rate
Assumptions Units 2011E
Wholesale
Total baseload generation TWh 78 – 81
Estimated power price² $/MWh $32 - $34
Average baseload cost³ $/MWh $26 - $28
Retail
Revenues
4
$ $4.8 - $5.2B
Profitability percentage (after tax)
5
% 5-10%
TCEH Open EBITDA (non-GAAP)¹ Estimate
11E: $ millions
Open EBITDA does not
include:
• TXU Energy value
proposition relative to
competitors
• Asset management results
• Long-term wholesale
contracts with load serving
entities

15 Today’s Agenda John Young President & CEO Q3 2010 Review Financial and Operational Overview Q&A

16 Today’s Agenda EFH Corp. Senior Executive Team Financial and Operational Overview Q3 2010 Review Q&A

17 Questions & Answers

18 Appendix – Additional Slides and Regulation G Reconciliations Appendix

TCEH Natural Gas Exposure
TCEH Natural Gas Position
10-14
1
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
100% Hedge Level
Factor Measure BAL 10 2011 2012 2013 2014
Total or
Average
Natural gas hedging program
million
MMBtu ~56 ~315 ~454 ~285 ~112 ~1,222
TXUE and Luminant net positions
million
MMBtu ~36 ~216 ~62 ~30 ~9 ~353
Overall estimated percent of total
NG position hedged percent ~103% ~92% ~87% ~51% ~20% ~64%
TXUE and Luminant Net Positions
Hedges Backed by CCP
216
62
21
45
340
285
270
114
79
481
579
595
36
30
9
112
35
48
297
90
612 602
BAL 10 2011 2012 2013 2014
TCEH has hedged approximately 64% of its estimated Henry Hub-based natural gas price exposure from November 1, 2010  through December 31, 2014.  More than 95% of the NG Hedges are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.
1
As of 9/30/10.  Balance of 2010 is from November 1, 2010 to December 31, 2010.  Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas  being on the margin
~75-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes estimated retail/wholesale effects.  2010 position includes ~1 million MMBtu of short gas positions associated with proprietary trading positions; excluding these positions, 2010 position is ~102% hedged.
2

Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).  Where collars are reflected, sales price represents the collar floor price.  9/30/10 prices for 2010 represent October 1, 2010 through
December 31, 2010 values.
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
As of 9/30/10. 2010 represents October 1, 2010 through December 31, 2010 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity
(i.e., delta position) of the derivatives.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 113 million
MMBtu in 2014.
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
9/30/10 vs. 6/30/10; mixed measures, pre-tax
Factor Measure 2010 2011 2012 2013 2014
Total or
Avg.
6/30/10
Natural gas hedges mm MMBtu ~126 ~372 ~475 ~298 ~105 ~1,376
Wtd. avg. hedge price
1
$/MMBtu ~$7.75 ~$7.53 ~$7.34 ~$7.18 ~$7.80
Natural gas prices $/MMBtu ~$4.82 ~$5.34 ~$5.68 ~$5.89 ~$6.10
Cum. MtM gain at 6/30/10
2
$ billions ~$0.5 ~$0.9 ~$0.8 ~$0.4 ~$0.3 ~$2.9
9/30/10
Natural gas hedges
3
mm MMBtu ~84 ~315 ~454 ~285 ~112 ~1,250
Wtd. avg. hedge price
1
$/MMBtu ~$7.82 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$3.94 ~$4.44 ~$5.07 ~$5.29 ~$5.42
Cum. MtM gain at 9/30/10
2
$ billions ~$0.4 ~$1.2 ~$1.1 ~$0.5 ~$0.4 ~$3.5
Q3 10 MtM (loss) gain $ billions ~$(0.1) ~$0.3 ~$0.3 ~$0.1 ~$0.1 ~$0.7
1
2
3
Forward positions in the hedge program gained value due to lower natural gas prices at the end of
Q3 which more than offset losses from the reversal of previously recognized gains in the current period, resulting in a ~$700 million (~$490 million after tax) unrealized net gain in GAAP income.

[redacted]
							[redacted]
							[redacted]
							[redacted]

Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).  Where collars are reflected, sales price represents the collar floor price.  9/30/10 prices for 2010 represent October 1, 2010 through
December 31, 2010 values.
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
As of 9/30/10. 2010 represents October 1, 2010 through December 31, 2010 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity (i.e., delta position) of the derivatives.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately
113 million MMBtu in 2014.
21 21
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
9/30/10 vs. 12/31/09; mixed measures, pre-tax
Factor Measure 2010 2011 2012 2013 2014
Total or
Avg.
12/31/09
Natural gas hedges mm MMBtu ~240 ~447 ~490 ~300 ~97 ~1,574
Wtd. avg. hedge price
1
$/MMBtu ~$7.79 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$5.79 ~$6.34 ~$6.53 ~$6.67 ~$6.84
Cum. MtM gain at 12/31/09
2
$ billions ~$0.8 ~$0.4 ~$0.4 ~$0.2 ~$0.2 ~$2.0
9/30/10
Natural gas hedges
3
mm MMBtu ~84 ~315 ~454 ~285 ~112 ~1,250
Wtd. avg. hedge price
1
$/MMBtu ~$7.82 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$3.94 ~$4.44 ~$5.07 ~$5.29 ~$5.42
Cum. MtM gain at 9/30/10
2
$ billions ~$0.4 ~$1.2 ~$1.1 ~$0.5 ~$0.4 ~$3.5
YTD10 MtM (loss) gain $ billions ~$(0.4) ~$0.8 ~$0.7 ~$0.3 ~$0.2 ~$1.6
1
2
3
Forward positions in the hedge program gained value due to lower natural gas prices as of the end of Q3 resulting in a ~$1.6 billion (~$1.0 billion after tax) unrealized net gain in GAAP income for
                                                                                   YTD10.

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22 22 22
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
September 30, 2010 Change
BOY 10E
Impact
$ millions
7X24 market heat rate (MMBtu/MWh)
2
~95 0.1 MMBtu/MWh ~0
NYMEX gas price ($/MMBtu) ~100 $1/MMBtu ~3
Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3,4
>95 $0.10/MMBtu ~0
Diesel ($/gallon)
5
~100 $1/gallon ~1
Base coal ($/ton)
6
~100 $5/ton ~1
Generation operations
Baseload generation (TWh) n.a. 1 TWh ~15
Retail operations Balance of 2010
Residential contribution margin ($/MWh) 5 TWh $1/MWh ~5
Residential consumption 5 TWh 1% ~3
Business markets consumption 6 TWh 1% ~1
Impact on EFH Corp. Adjusted EBITDA
10E; mixed measures
The majority of 2010 commodity-related risks are significantly mitigated.
1
2010 estimate based on commodity positions as of 9/30/10, net of long-term hedges and wholesale/retail effects, excludes gains and losses incurred prior to September 30, 2010. See
Appendix for definition.
2
Simplified representation of heat rate position in a single TWh position. In reality, heat rate impacts are differentiated across plants and respective pricing periods: baseload (linked primarily to changes in North Zone 7x24), natural gas plants (primarily North Zone 5x16) and wind (primarily West Zone 7x8).
3
Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
4
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel (HSC) gas price sensitivity as a proxy for Texas gas price.
5
Includes positions related to fuel surcharge on rail transportation.
6
Excludes fuel surcharge on rail transportation.
1
3

23 23 23
Commodity Prices
Commodity Units Q3 09 Actual Q3 10 Actual YTD 10 Actual BOY 10E
NYMEX gas price $/MMBtu $3.15 $4.29 $4.57 $3.94
HSC gas price $/MMBtu $3.14 $4.26 $4.53 $3.88
7x24 market heat rate (HSC) MMBtu/MWh 9.45 9.77 8.55 7.22
North Zone 7x24 power price $/MWh $29.36 $41.62 $38.57 $28.06
TCEH weighted avg. hedge price
4
$/MMBtu $8.01 $7.67 $7.70 $7.82
Gulf Coast ultra-low sulfur diesel $/gallon $1.79 $2.08 $2.09 $2.27
PRB 8400 coal $/ton $7.05 $10.03 $9.23 $11.73
LIBOR interest rate
5
percent 0.84% 0.59% 0.54% 0.29%
Commodity prices
Q3 09, Q3 10, YTD 10 and BOY 10E; mixed measures
1
BOY 10 estimate based on commodity prices as of 9/30/10 for October 1, 2010 through December 31, 2010
2
Based on NYMEX forward curve
3
Based on ERCOT market clearing price for North Zone power
4
Weighted average prices in the TCEH long-term natural gas hedging program.  Based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).
5
The index for the settled value is a 6-month LIBOR rate.
3
2
1

$12
$11
$10
$9
$8
$7
$6
$5
$4
$7.18
$7.37
$7.10
$8.12
$8.71
$10.92
$8.09
$6.96
$6.95
$7.23
$7.05
$6.73
$6.27
$5.97
$5.28
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

Historical 2014 Forward Natural Gas Prices Historical 2014 Forward Houston Ship Channel (HSC) Gas Prices Q1’07-Q3’10; $/MMBtu 24

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Currently Installed Environmental Control Equipment At
Luminant Coal Units
Coal Unit
Capacity
(MW)
FGD
(Scrubber)
Activated
Carbon
Injection
ESP
4
SNCR
5
SCR
5
Bag-
house
4
Oak Grove 1 800
Oak Grove 2 800
Sandow 4 557
Sandow 5 580
Martin Lake 1 750
Martin Lake 2 750
Martin Lake 3 750
Monticello 1 565
Monticello 2 565
Monticello 3 750
Big Brown 1 575
Big Brown 2 575
Currently installed
2
3
1
1
There is no assurance that the currently installed control equipment will satisfy the requirements under any change to applicable law or any future Environmental Protection
Agency or Texas Commission on Environmental Quality regulations.
2
FGD refers to flue gas desulfurization systems that reduce SO2 emissions with minor co-benefit reductions of mercury.
3
Activated carbon injection systems reduce mercury emissions
4
ESP refers to electro-static precipitation systems .  ESP and bag-house systems reduce particulate emissions with minor co-benefit reductions of mercury
5
SNCR refers to selective non-catalytic reduction systems.  SCR refers to selective catalytic reduction systems.  Both systems reduce Nox emissions

Financial Definitions
Refers to the results of Oncor and the Oncor ring-fenced entities. Regulated Business
Results
The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.  The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Purchase Accounting
Generally accepted accounting principles.  GAAP
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
EBITDA
(non-GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
Contribution Margin (non-
GAAP)
Refers to the combined results of the Competitive Electric segment and Corporate & Other. Competitive Business
Results
EBITDA adjusted to exclude interest income, noncash items, unusual items, income from discontinued operations and other adjustments allowable under the EFH senior and senior secured notes indentures.  Adjusted EBITDA plays an important role in respect of certain covenants contained in these indentures.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  See
EFH’s filings with the SEC for a detailed reconciliation of EFH’s net income prepared in accordance with GAAP to Adjusted
EBITDA.
Adjusted EBITDA
(non-GAAP)
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.
These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted (non-GAAP)
Operating Results
Definition Measure

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2009 and 2010
$ millions
Factor Q3 09 Q3 10 YTD  09 YTD 10
Net income (loss) attributable to EFH Corp. (80) (2,902) 207 (2,973)
Income tax (benefit) expense (31) 370 254 336
Interest expense and related charges 1,039 1,018 2,136 3,092
Depreciation and amortization 456 352 1,286 1,043
EBITDA 1,384 (1,162) 3,883 1,498
Adjustments to EBITDA (pre-tax):
Oncor EBITDA (407) - (1,043) -
Oncor distributions/dividends 42 55 117 141
Interest income (18) - (30) (9)
Amortization of nuclear fuel 25 38 73 102
Purchase accounting adjustments¹
77 45 257 159
Impairment of goodwill²
- 4,100 90 4,100
Impairment of assets and inventory write-down 3 1 5 3
Net gain on debt exchange offers - (1,023) - (1,166)
Net income attributable to noncontrolling interests 26 - 54 -
Equity in earnings of unconsolidated subsidiary - (118) - (240)
EBITDA amount attributable to consolidated unrestricted subsidiaries 1 - 3 -
Unrealized net (gain) resulting from hedging transactions (3) (767) (713) (1,615)
Amortization of ”day one” net loss on Sandow 5 power purchase agreement (7) (9) (7) (19)
Losses on sale of receivables 2 - 9 -
Note: Table and footnotes to this table continue on following page

1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the noncash goodwill impairment recorded in the third quarter of 2010 and the completion in the first quarter of 2009 of the fair value calculation supporting the noncash goodwill impairment charge that was recorded in the fourth quarter of 2008.
3 Accounted for under accounting standards related to stock compensation and excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and certain incentive compensation.
6 Includes costs related to the 2007 merger and abandoned strategic transactions, outsourcing transition costs, administrative costs related to the cancelled program to develop coal-fueled facilities, the Sponsor Group management fee, costs related to certain growth initiatives and costs related to the Oncor sale of noncontrolling interests.
7 Reflects noncapital outage costs.
Factor Q3 09 Q3 10 YTD 09 YTD 10
Noncash compensation expense (3) - 9 13
Severance expense
4
1 - 9 3
Transition and business optimization costs
5
3 (1) 22 (2)
Transaction and merger expenses
6
23 13 65 37
Restructuring and other (21) (1) (10) (1)
Expenses incurred to upgrade or expand a generation station
7
- - 100 100
EFH Corp. Adjusted EBITDA per Incurrence Covenant 1,128 1,171 2,893 3,104
Add back Oncor adjustments 384 421 926 1,053
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,512 1,592 3,819 4,157
Table 1: EFH Adjusted EBITDA Reconciliation (continued from previous page)
Three and Nine Months Ended September 30, 2009 and 2010
$ millions
3

Table 2: TCEH Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2009 and 2010
$ millions
Factor Q3 09 Q3 10 YTD 09 YTD 10
Net income (loss) (25) (3,690) 493 (3,646)
Income tax expense (benefit) (11) 214 330 260
Interest expense and related charges 770 852 1,331 2,516
Depreciation and amortization 303 345 862 1,027
EBITDA 1,037 (2,279) 3,016 157
Adjustments to EBITDA (pre-tax):
Interest income (21) (23) (40) (65)
Amortization of nuclear fuel 25 38 73 102
Purchase accounting adjustments 65 33 222 124
Impairment of goodwill - 4,100 70 4,100
Impairment of assets and inventory writedown 2 - 2 1
EBITDA amount attributable to consolidated unrestricted subsidiaries 1 - 3 -
Unrealized net (gain) loss resulting from hedging transactions (3) (767) (713) (1,615)
Amortization of ”day one” net loss on Sandow 5 power purchase agreement (7) (9) (7) (19)
Corp. depreciation, interest and income tax expense included in SG&A 5 4 5 9
Losses on sale of receivables 2 - 9 -
Noncash compensation expense (3) - 1 11
Severance expense
4
1 - 9 3
Transition and business optimization costs
5
3 1 22 2
Transaction and merger expenses
6
1 9 3 29
Note: Table and footnotes continue on following page
1
2
3

Table 2: TCEH Adjusted EBITDA Reconciliation (continued from previous page)
Three and Nine Months Ended September 30, 2009 and 2010
$ millions
Factor Q3 09 Q3 10 YTD 09 YTD 10
Restructuring and other (22) 2 (15) 1
Expenses incurred to upgrade or expand a generation station
7
- - 100 100
TCEH Adjusted EBITDA per Incurrence Covenant 1,086 1,109 2,760 2,940
Expenses related to unplanned generation station outages 13 31 61 122
Other adjustments allowed to determine Adjusted EBITDA per Maintenance
Covenant
8
9 10 21 19
TCEH Adjusted EBITDA per Maintenance Covenant 1,108 1,150 2,842 3,081
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the noncash goodwill impairment recorded in the third quarter of 2010 and the completion in the first quarter of 2009 of the fair value calculation supporting the noncash goodwill impairment charge that was recorded in the fourth quarter of 2008.
3       Excludes capitalized amounts.
4       Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5       Includes professional fees primarily for retail billing and customer care systems enhancements and certain incentive compensation.
6       Includes costs related to the 2007 merger, outsourcing transition costs and costs related to certain growth initiatives.
7       Reflects noncapital outage costs.
8       Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.

1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets resulting from purchase accounting.
Table 3: Oncor Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2009 and 2010
$ millions
Factor Q3 09 Q3 10 YTD 09 YTD 10
Net income 132 149 272 304
Income tax expense 55 79 140 174
Interest expense and related charges 85 87 258 259
Depreciation and amortization 147 176 405 507
EBITDA 419 491 1,075 1,244
Interest income (13) (9) (32) (29)
Purchase accounting adjustments (10) (8) (30) (26)
Transition and business optimization costs 31 2 31 5
Oncor Adjusted EBITDA 427 476 1,044 1,194
1